Exhibit 10.20(c)

THIS AGREEMENT made the 11th day of February, 2015

BETWEEN):

KANATA RESEARCH PARK CORPORATION

(Hereinafter called the “Landlord”)

OF THE FIRST PART

AND:

MITEL NETWORKS CORPORATION

(Hereinafter called the ‘Tenant”)

OF THE SECOND PART

THIRD AMENDMENT TO LEASE

WHEREAS by written lease dated November 1. 2010. as amended by: 1) Partial Surrender of Lease and First Amendment to Lease dated November 7, 2013 and 2) Second Amendment to Lease dated March 3, 2014 (the lease as so amended being herein called the “Lease”), the Tenant is leasing the following premises from the Landlord, which. premises have been certified by the Landlord:

(a)	Twenty-Four Thousand Two Hundred and Three point Zero Zero (24,203.00) certified useable [Twenty-Seven Thousand Eight Hundred and Thirty-Three point Four Five (27.833.45) certified rentable] square feet of space, located on the lower level (the “350 Lower Level Premises”):

(b)	Ten thousand three Hundred and Eight point Eight Seven (10,308.87) certified useable [Eleven Thousand Eight Hundred and Fifty-Five point Two Zero (11,855.20) certified rentable] square feet of space, located on the first (1st) floor (the “350 First Floor Premises”):

(c)	Thirty-Nine Thousand One Hundred and Twenty-One point Four Two (39,121.42) certified useable [Forty-Four Thousand Nine Hunched and Eighty-Nine point Six Three (44,989.63) certified rentable] square feet of space. located on the third (3rd) floor (the “350 Third Floor Premises”);

(d)	Thirty-Nine Thousand One Hundred and Twenty-One point Four Two (39,121.42) certified useable [Forty-Four Thousand Nine Hundred and Eighty-Nine point Six Three (44,989.63) certified rentable] square feet of space, located on the fourth (4th) floor (the “350 Fourth Floor Premises”);

(e)	Thirty-Nine Thousand One Hundred and Twenty-One point Four Two (39,121.42) certified useable [Forty-Four Thousand Nine Hundred and Eighty-Nine point Six Three (44,989.63) certified rentable] square feet of space. located on the fifth (5th) floor (the “350 Fifth Floor Premises”):

(f)	Thirty-Nine Thousand One Hundred and Twenty-One point Four Two (39,121.42) certified useable [Forty-Four Thousand Nine Hundred and Eighty-Nine point Six Three (44,989.63) certified rentable] square feet of space. located on the sixth (6th) floor (the “350 Sixth Floor Premises”);

of the building municipally as 350 Legget Drive. in the City of Ottawa (the “350 Building”), and

(g)	Eight Thousand Three Hundred and Forty point Three One (8,340.31) certified useable [Nine Thousand Four Hundred and Sixty-Six point Two Five (9,466.25) certified rentable] square feet of space, located on the first (1st) floor (the “390 First Floor Premises”);

(h)	Six Thousand Six Hundred and Ninety-Four point Eight Zero (6,694.80) certified useable [Seven Thousand Five Hundred and Ninety-Eight point Six Zero (7,598.60) certified rentable, located on the first (1st) floor (the “390 Fitness Premises”);

of the building municipally known as 390 March Road, in the City of Ottawa (the “390 Building”), and

(i)	Eight Thousand One Hundred and Ninety-Two point Four One (8,192.41) certified useable [Nine Thousand and Five point One One (9,005.11) certified rentable] square feet of space, located on the first (1st) floor (the “340 First floor Premises”);

(j)	Eight Thousand Five Hundred and Sixty point Two Two (8,560.22) certified useable [Eight Thousand Seven Hundred and Sixty-Four point Seven Five (8,764.75) certified rentable] square feet of space, located on the mezzanine (the “340 Mezzanine Premises”); and

(k)	Eight Thousand Three Hundred and Eighty-Seven point Four Five (8,387.45) certified useable [Nine Thousand Two Hundred and Nineteen point Four Nine (9,219.49 certified rentable] square feet of space (the “340 Warehouse Premises”);

of the building municipally known as 340 Legget Drive, in the City of Ottawa (the “340 Building”),

(herein collectively referred to as the “Leased Premises”).

AND WHEREAS the Tenant has provided the Landlord with the requisite notice exercising its option to extend the Term, of the Lease, in relation to that part of the Leased Premises located in the 390 Building, pursuant to Part A of Schedule “E” of the Lease:

NOW THEREFORE in consideration of the rents, covenants, conditions and agreements herein contained, the Landlord and Tenant covenant and agree as follows:

1.	The Term of the Lease in relation to that part of the Leased Premises located in the 390 Building is hereby extended for a period of five (5) years, two (2) months, and two (2) weeks, commencing on February 16, 2016 and ending on April 30, 2021, at the Annual Rent set out in the table below.

2.	The Lease shall be amended effective February 16, 2016 as follows:

a)	Article 3.00 (Annual Rent) shall be amended by adding the following table:

Term	Leased Premises continued	Annual Rent Rate per Sq. Ft. per Annum	Total Annual Rent per Annum
February 16, 2016 to April 30, 2021	390 First Floor Premises	$12.30	$116,434.88
February 16, 2016 to April 30, 2021	390 Fitness Premises	$9.00	$68,387.40

b)	Schedule “E” (Option to Extend) shall be deleted and replaced with the attached Schedule “E”.

c)	Schedule “I” (Additional Terms) shall be amended by adding the Following Section 19:

“19.	DATA CENTRE EARLY TERMINATION

(i) For the purposes. of this Section 19 of the Lease, “Data Centre Premises” means that part of the 390 First Floor Premises comprising One Thousand Nine Hundred and Twenty-One point Seven Two (1,921.72) certified useable [Two Thousand One Hundred and Eighty-One point One Five (2,181.15) certified rentable] square feet of space, as outlined in bold on Schedule “BIT”.

(ii) The Tenant shall have the right to terminate this Lease at any time insofar as it relates to the Data Centre Premises only, by providing prior written notice (“Notice”) to the Landlord, which Notice shall state a termination date not less than six (6) months after the date of the Notice (the “Termination Date”), at no cost to the Tenant save and except as noted below. The Annual Rent and Additional Rent (subject to sections 3.04 and 3.05 of the Lease, as applicable) for the Data Centre Premises shall be computable and payable up to the Termination Date and the Tenant shall deliver vacant possession of the Data Centre Premises on or before the Termination Date, Section 9.01 of the Lease and subsections 12(a), (c), (e), (f) and (g) (Tenant’s Reinstatement Obligations-Leased Premises) of Schedule “1” to the Lease. shall apply to the Data Centre Premises, mutatis mutandis, it being agreed that the preliminary walkthrough shall occur not less than three (3) months prior to the Termination Date. Upon delivery to the Landlord of the Notice, the parties agree to enter into a Partial Surrender of Lease to provide for the early surrender of the Data Centre Premises as aforesaid, and the Tenant agrees to pay the Landlord’s fee in relation to the preparation of such Partial Surrender of Lease, which fee shall not exceed $ 1,000, plus HST”.

d)	The attached Schedule “B12” (Floor Plan of Data Centre Premises) shall be added as a new Schedule “B12” to the Lease.

SAVE AND EXCEPT as set out herein, all other terms and conditions of the Lease shall, remain unchanged and shall apply during the Term and any extension thereof, and all capitalized terms used herein shall have the same meaning as in the Lease.

IN WITNESS WHEREOF the parties hereto have affixed their corporate seals duly attested to by the hands of their authorized signing officers.

SIGNED SEALED AND’ DELIVERED

in the Presence of:

)	KANATA RESEARCH PARK CORPORATION

)	Per:
)
)
)		Martin A. Vandewouw, President
)		I have the authority to bind the corporation.
)
)
)	MITEL NETWORKS CORPORATION
)	Per:
)
)
)		Name: STEVE SPOONER
)		Title: VICE PRESIDENT
)		I have the authority to bind the corporation.

SCHEDULE “B12”

FLOOR PLAN OF DATA CENTRE PREMISES

SCHEDULE “E”

OPTION TO EXTEND

1.	Provided the Tenant has not been in material default during the Term of this Lease which has not been cured, and has not assigned this Lease, save and except to Permitted Transfers, the Tenant shall have and is hereby granted an option to extend the Term of the Lease with respect to that part of the Leased Premises located in the 340 Building for a further term of one (1) year and ten (10) months (July 1, 2019 to April 30, 2021), provided that in order to exercise this option, the Tenant shall be required to give to the Landlord notice of the exercise of such option in writing by not later than July 1, 2018.

2.	Any extension pursuant to this proviso shall be on the same terms and conditions contained in this Lease except the Annual Rent payable by the Tenant for that part of the Leased Premises in the 340 Building for such extension period shall be as set out in the table below:

Leased Premises	Annual Rent Rate per Sq. Ft. per annum
340 Warehouse Premises	$7.00
340 First Floor Premises	$7.00
340 Mezzanine Premises	$7.00